UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): May 16, 2005

                              GLOBALNET CORPORATION
               (Exact name of registrant as specified in charter)

------------------------------- --------------------------- --------------------
        Nevada                          000-24962                 75-2863583
------------------------------- --------------------------- --------------------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
Incorporation or Organization)                               Identification No.)
------------------------------- --------------------------- --------------------

            1919 S Highland Ave, Suite 125D, Lombard, Illinois 60148
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (630) 652-1300

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02   Unregistered Sales of Equity Securities

      To obtain funding to pay off a service provider, GlobalNet Corporation (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on April 29, 2005 for the sale of (i) $1,250,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy 462,962,963 shares of our common stock.

      On April 29, 2005, the Investors purchased $770,000 in Notes and received Warrants to purchase 282,407,407 shares of the Company's common stock and, on May 16, 2005, the Investors purchased $230,000 in Notes and received Warrants to purchase 85,185,184 shares of the Company's common stock. In addition, provided that all of the conditions in the Securities Purchase Agreement are satisfied, the Investors may purchase additional agreed upon amount of Notes and Warrants until the maximum $250,000 in Notes has been purchased. The Company or a majority in interest of the Investors may terminated the obligation to issue additional Notes and Warrant upon 30 days notice.

      The Notes bear interest at 12%, mature two years from the date of issuance, and are convertible into our common stock, at the Investors' option, at a conversion price, equal to the lower of (i) $0.0036 or (ii) 25% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. As of May 17, 2005, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.0017 and, therefore, the conversion price for the secured convertible notes was $.0004. Based on this conversion price, the Notes in the amount of $1,000,000 excluding interest, were convertible into 2,500,000,000 shares of our common stock.

      We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.0036 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property as well as registration rights.

      The Warrants are exercisable until five years from the date of issuance at an exercise price of $0.0036 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

      The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

      The sale of the Notes was completed on April 29, 2005 with respect to $770,000 of the Notes and on May 16, 2005 with respect to $230,000 of the Notes. As of the date hereof, the Company is obligated on $1,000,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company. In addition, the Company is also obligated on approximately $6,000,000 in face amount of callable secured convertible notes issued to the Investors. In addition, the callable secured convertible notes and the common stock purchase warrants issued to the Investors on February 6, 2003, February 21, 2003, May 9, 2003, June 23, 2003, August 21, 2003, May 21, 2004,
June 21, 2004 and October 27, 2004 were amended to provide (A) a conversion price for the callable secured convertible notes equal to the lower of (i) $0.0036 or (ii) 25% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date, (B) an exercise price of $.0036 for the common stock purchase warrants and (C) an extension of the terms of the common stock purchase warrants until April 29, 2010.

      The Notes and Warrants were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      On May 13, 2005, the Audit Committee and management of the Company concluded that, based on discussions with the SEC, the Company's financial statements for the fiscal quarters ended September 30, 2003, March 31, 2004, June 30, 2004 and September 30, 2004 and the fiscal year ended December 31, 2003 should be restated to correct the accounting treatment of the merger between the Company and GlobalNet International, Inc. that occurred in August 2003 and the subsequent extinguishment of the Series A Preferred Stock and return of common stock by a major shareholder at the time. Accordingly, such financial statements should no longer be relied upon.

      The principal adjustment will require the Company to change its prior treatment of the merger between the Company and GlobalNet International, Inc. The Company previously recorded the transaction as a reverse acquisition and as such, used GlobalNet International's revenue from January 2003 through August 2003. The new treatment will simply record the transaction as a merger and thus will use the Company's revenue through August 2003 and then add GlobalNet International's revenue for the remainder of 2003. The decrease in revenue is expected to be approximately $66,630,000 for the first nine months of 2003. The Company believes that such adjustments will have no affect on the previously disclosed 2004 revenues. The Company also believes that the purchase price and stockholders equity will also increase significantly.

      These changes will cause material changes to previously reported balance sheets, income statements, statement of cash flows, and statement of stockholder equity for the fiscal quarters ended September 30, 2003, March 31, 2004, June 30, 2004 and September 30, 2004 and the fiscal year ended December 31, 2003 because of the changes.

      The Audit Committee and management of the Company have discussed the matters disclosed herein with the Company's independent registered public accounting firm. A copy of the press release announcing this decision is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 4.02(a) by reference.

Item 9.01   Financial Statements and Exhibits

Exhibit No.     Description
-----------     -----------

4.1 Securities Purchase Agreement dated April 29, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.2         Form of Callable Secured Convertible dated April 29, 2005 (1)

4.3         Form of Stock Purchase Warrant dated April 29, 2005(1)

4.4 Registration Rights Agreement dated April 29, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.5 Intellectual Property Security Agreement dated April 29, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC
            (1)

4.6 Security Agreement dated April 29, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC(1)

4.7 Letter Agreement dated April 29, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC(1)

4.8         Form of Callable Secured Convertible dated May 16, 2005

4.9         Form of Stock Purchase Warrant dated May 16, 2005

99.1        Press Release dated May 16, 2005

----------------------------------
(1) Incorporated by reference to the Form 8-K Current Report filed on November 12, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBALNET CORPORATION



Date: May 18, 2005                          By:/s/Mark T. Wood
                                               ---------------
                                            Name: Mark T. Wood
                                            Title: CEO